Exhibit 10.15

                                 FIRST AMENDMENT
                       TO THE AGREEMENT AND PLAN OF MERGER
                                 BY AND BETWEEN
                           FIRST BANK OF DOTHAN, INC.
                                       AND
                       COMMUNITY CAPITAL BANCSHARES, INC.


     THIS AMENDMENT (the "Amendment") to the Agreement and Plan of Merger by and between First Bank of Dothan, Inc. ("First Bank") and Community Capital Bancshares, Inc. ("Community Capital") and dated July 2, 2003 (the "Agreement") is made and entered into this 6th day of August, 2003. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.

     WHEREAS, Community Capital and First Bank are parties to the Agreement and wish to amend certain provisions of the Agreement.

     In consideration of their mutual promises and obligations hereunder, the agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   AMENDMENT  TO  SECTION  2.2.  Section  2.2 of the Agreement shall be
          ---------------------------
deleted in its entirety, and the following shall be substituted in lieu thereof:

          "2.2 ARTICLES OF INCORPORATION. The articles of incorporation of
               -------------------------
          Interim in effect immediately prior to the Effective Time shall be the articles of incorporation of the Surviving Bank until duly amended or repealed."

     2.   ADDITION  OF  SECTION 2.8.  The following Section 2.8 shall be added
          -------------------------
to Article 2 of the Agreement:

          "2.8 CAPITAL STRUCTURE. As of the Effective Time, the Surviving Bank
               -----------------
          will acquire by merger all of the capital, surplus, and retained earnings of First Bank so that the total capital of the Surviving Bank shall be identical to the combined capital of First Bank and Interim immediately prior to the Effective Time."

     3.   AMENDMENT  TO SECTION 3.1(B).  Section 3.1(b) of the Agreement shall
          ----------------------------
be deleted in its entirety, and the following shall be substituted in lieu thereof:

          "(b) Each share of Interim Common Stock issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding from and after the Effective Time and, in consideration of Community Capital issuing shares of Community Capital Common Stock and cash to First Bank shareholders in exchange for their First Bank Common Stock pursuant to Section 3.1(c), upon the Effective Time, the Surviving Bank shall issue 250,000 shares of Interim Common Stock to Community Capital."


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     4.   COUNTERPARTS.  This  Amendment  may  be  executed  in  any number of
          ------------
counterparts, each of which shall be deemed an original, but all such separate counterparts shall together constitute but one and the same instrument.

     5.   GOVERNING  LAW.  This  Amendment  has been executed and delivered in
          --------------
the State of Georgia and shall be construed and enforced in accordance with the internal laws of the State of Georgia.

     6.   NO OTHER AMENDMENT OR WAIVER.  Except as modified by this Amendment,
          ----------------------------
the text of the Agreement shall remain unchanged and in full force and effect.

                               [Signatures Follow]



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     In Witness Whereof, the parties hereto have caused this instrument to be executed in counterparts by their duly authorized officers as of the day and year first above written.


ATTEST:                               COMMUNITY CAPITAL BANCSHARES, INC.



/s/ David J. Baranko                  By:   /s/ Charles M. Jones, III
----------------------                    --------------------------------------
Secretary                                   Charles  M.  Jones,  III
                                            Chairman and Chief Executive Officer


[CORPORATE  SEAL]





ATTEST:                               FIRST BANK OF DOTHAN, INC.


/s/  Jeannie H. Mathews               By:   /s/  Walter  Rex  Blount
-------------------------                 --------------------------------------
Secretary                                   Walter  Rex  Blount
                                            Chairman  of  the  Board  and
                                            Chief  Executive  Officer


[CORPORATE  SEAL]


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